UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
   Date of Report (Date of earliest event reported): October 26, 2006
                        VITESSE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                   1-31614                                  77-0138960
          (Commission File Number)            IRS Employer Identification No.)

                  741 Calle Plano, Camarillo, California    93012
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (805) 388-3700
                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On October 26, 2006, the Board of Directors of Vitesse Semiconductor Corporation (the "Company") elected Christopher Gardner, the Company's Chief Executive Officer, as a director of the Company. Mr. Gardner was also appointed to the Executive Committee of the Board of Directors of the Company.

     As previously disclosed, on July 5, 2006, the Company and Christopher Gardner entered into an Employment Agreement (the "Agreement"). The Agreement is effective as of June 26, 2006 and provides, among other things, that:

          1. Mr. Gardner will serve as the Company's Chief Executive Officer;

          2. Mr. Gardner's base salary is $310,000 per year and he will be able to participate in the employee benefit plans offered by the Company to senior executives from time to time; and

          3.  the  term  of the  Agreement  is two  years  and if Mr.  Gardner's employment is terminated other than For Cause (as defined in the Agreement), death or Disability (as defined in the Agreement) or for Good Reason (as defined in the Agreement), then Mr. Gardner shall be entitled to 12 months of his base salary as severance, payable in one lump sum on the date his employment is terminated, and shall be engaged as a consultant to the Company at $3,000 per month until the earlier of (i) three years after the termination of his employment or (ii) the date the Company has an effective registration statement under the Securities Act of 1933 with respect to the shares to be issued upon exercise of options granted to Mr. Gardner.

     A copy of the Agreement is attached to the Company's Form 8-K dated July 6, 2006 as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

     On October 26, 2006, the Board of Directors of the Company adopted a resolution increasing the exact number of directors of the Company from 7 to 8.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Camarillo, State of California, on October 31, 2006.

                          VITESSE SEMICONDUCTOR CORPORATION


                          By:  /s/ Christopher Gardner
                             --------------------------------------
                              Christopher Gardner
                              Chief Executive Officer